Exhibit (h)(5)(i)

SCHEDULE A

TO THE FUND ACCOUNTING AGREEMENT

BETWEEN PROFUNDS AND BISYS FUND SERVICES, OHIO, INC. AND

BETWEEN ACCESS ONE TRUST AND BISYS FUND SERVICES, OHIO, INC.

AS OF DECEMBER 14, 2006

PROFUNDS:

Banks UltraSector ProFund	UltraEmerging Markets ProFund
Basic Materials UltraSector ProFund	UltraInternational ProFund
Bear ProFund	UltraJapan ProFund
Biotechnology UltraSector ProFund	UltraMid-Cap ProFund
Bull ProFund	UltraOTC ProFund
Consumer Goods UltraSector ProFund	UltraShort Dow 30 ProFund
Consumer Services UltraSector ProFund	UltraShort Emerging Markets ProFund
Europe 30 ProFund	UltraShort International ProFund
Falling U.S. Dollar ProFund	UltraShort Japan ProFund
Financials UltraSector ProFund	UltraShort Mid-Cap ProFund
Health Care UltraSector ProFund	UltraShort OTC ProFund
Industrials UltraSector ProFund	UltraShort Small-Cap ProFund
Internet UltraSector ProFund	UltraSmall-Cap ProFund
Large-Cap Growth ProFund	Utilities UltraSector ProFund
Large-Cap Value ProFund
Mid-Cap Growth ProFund
Mid-Cap ProFund
Mid-Cap Value ProFund
Mobile Telecommunications UltraSector ProFund
Money Market ProFund
Oil & Gas UltraSector ProFund
Oil Equipment, Services & Distribution UltraSector ProFund
OTC ProFund
Pharmaceuticals UltraSector ProFund
Precious Metals UltraSector ProFund
Real Estate UltraSector ProFund
Rising Rates Opportunity 10 ProFund
Rising Rates Opportunity ProFund
Rising U.S. Dollar ProFund
Semiconductor UltraSector ProFund
Short Oil & Gas ProFund
Short OTC ProFund
Short Precious Metals ProFund
Short Real Estate ProFund
Short Small-Cap ProFund
Small-Cap Growth ProFund
Small-Cap ProFund
Small-Cap Value ProFund
Technology UltraSector ProFund
Telecommunications UltraSector ProFund
U.S. Government Plus ProFund
UltraBear ProFund
UltraBull ProFund
UltraDow 30 ProFund

PROFUNDS VP:

ProFund VP Asia 30
ProFund VP Banks
ProFund VP Basic Materials
ProFund VP Bear
ProFund VP Biotechnology
ProFund VP Bull
ProFund VP Consumer Goods
ProFund VP Consumer Services
ProFund VP Dow 30
ProFund VP Europe 30
ProFund VP Financials
ProFund VP Health Care
ProFund VP Industrials
ProFund VP Internet
ProFund VP Japan
ProFund VP Large-Cap Growth
ProFund VP Large-Cap Value
ProFund VP Mid-Cap Growth
ProFund VP Mid-Cap Value
ProFund VP Money Market
ProFund VP Oil & Gas
ProFund VP OTC
ProFund VP Pharmaceuticals
ProFund VP Precious Metals
ProFund VP Real Estate
ProFund VP Rising Rates Opportunity
ProFund VP Semiconductor
ProFund VP Short Dow 30
ProFund VP Short Mid-Cap
ProFund VP Short OTC
ProFund VP Short Small-Cap
ProFund VP Small-Cap
ProFund VP Small-Cap Growth
ProFund VP Small-Cap Value
ProFund VP Technology
ProFund VP Telecommunications
ProFund VP U.S. Government Plus
ProFund VP UltraBull
ProFund VP UltraMid-Cap
ProFund VP UltraOTC
ProFund VP UltraShort Dow 30
ProFund VP UltraShort OTC
ProFund VP UltraSmall-Cap
ProFund VP Utilities

ACCESS ONE TRUST:

Access Flex High Yield Fund

Access Flex Bear High Yield Fund

ACCESS ONE TRUST VP:

Access VP High Yield Fund

PROFUNDS

By:	/s/ Louis Mayberg
Name:	Louis Mayberg
Title:	President

ACCESS ONE TRUST

By:	/s/ Louis Mayberg
Name:	Louis Mayberg
Title:	President

BISYS FUND SERVICES OHIO, INC

By:	/s/ Fred Naddaff
Name:	Fred Naddaff
Title:	President